OTCQX: DYNR WWW.DYNARESOURCE.COM

DynaResource Announces 2025 Guidance and Preliminary 2024 Operating Results

All figures in United States Dollars (“USD”).

IRVING, TX / January 21, 2025 / DYNR-DynaResource, Inc. (OTCQX:DYNR) (“DynaResource”, or “the Company”) is pleased to announce its preliminary 2024 operating results and 2025 production guidance along with an associated financial outlook for its San Jose de Gracia mine in Mexico, underscoring the Company’s ongoing commitment to operational excellence, disciplined capital management and future growth via exploration.

2025 Guidance Highlights:

•
Gold Production: 27,000 to 30,000 gold ounces
•
All-In Sustaining Costs (AISC): $1,850-$2,050 per ounce produced
•
Sustaining Capital Expenditures (Capex): $4.8-5.8 million
•
Exploration Expenditures of $2.5-3 million

The Company anticipates a capital-intensive first half of the year as it continues to invest in key projects to enhance operational efficiency and future growth. These strategic investments are expected to position the Company to achieve increasing operating cash flow in the second half of 2025. Production is expected to come mostly from the San Pablo and Mochomera deposits with a minor contribution from the Tres Amigos deposit. A number of investments made in 2024 and planned during 2025 are expected to increase average throughput rates to over 800 tonnes per day. The planned increase in production from higher throughput rates will allow the mine to have a strong cost structure in 2025.

“We are confident in our 2025 production and cost guidance as it reflects both our focus on maximizing gold output and maintaining prudent cost controls,” said Rohan Hazelton, CEO of DynaResource. “The planned investments in the first half of the year will strengthen our operations and deliver long-term value to our shareholders, while the expected further increase in operating cash margins in the latter half of 2025 marks a key milestone for our business. As part of the capital investment program the company is investing in exploration. Exploration expenditures will consist of a balanced program focusing on exploring extensions (lateral and at depth) to existing operating mines as well as step out targets within the 5 kilometer mineralized structural corridor which hosts all our current mining deposits and known targets as well as numerous unexplored historical mines.”

Exploration expenditures expected of $2.5-3 million are expected to be a combination of underground and surface drill campaigns.

December 2024 production highlights include:

•
1,968 ounces of gold production

•
Average grade of 4.18 g/t gold
•
18,966 tons milled
•
Average tons milled per day of 580

Summary of key operational performance for the month and Full Year is provided in the tables below:

Operating Metrics	Month	Quarter	Year
	Actual	Actual	Actual
Days Operating	31	92	366
Tonnes Milled	18,966	67,670	257,676
Grade Calculated	4.18	4.12	4.07
Recovery %	77%	76%	76%
Gold produced (Oz)	1,968	6,775	25,677

Average gold grade in December rose 4% from November to 4.18 g/t Au due to strong contributions from higher grade zones in Mochomera and San Pablo. Throughput was negatively affected by power outages and resulting equipment damages, in particular, the motor for the 8x12 ball mill which was offline for a total of 21 days in December. Mill throughput was supplemented by rehabilitating two older ball mills. The process plant has a total of 5 ball mills and associated flotation circuits, which provides flexibility in the circuit.

Full year production of 25, 677 ounces of gold fell within the Company’s updated guidance.

The Company remains committed to creating value through responsible mining practices, and growth via exploration while delivering sustainable returns for shareholders and contributing positively to the communities in which it operates. DynaResource remains focused on operational efficiency, cost management, and delivering sustainable growth for its shareholders.

The Company will issue its 2024 full year financial results in March 2025.

Year to Date Operating Results

Tons per Day 2024
900
800
700
600
500
400
300
200
100
-
470
784
774
703
768
729
684
568
770
826
770
580
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

About DynaResource
DynaResource is a junior gold mining producer trading on the OTCQX under the symbol “DYNR”. DynaResource is actively mining and expanding the historic San Jose de Gracia gold mining district in Sinaloa, Mexico.

On behalf of the Board of Directors of DynaResource, Inc.
Rohan Hazelton
President & CEO

For Information on DynaResource, Inc. please visit www.dynaresource.com, or contact:

Investor Relations:
Katherine Pryde, Investor Relations Manager
+1 972-869-9400
info@dynaresource.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This news release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gràcia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results, and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.